Connecting Innovation to Purpose NASDAQ: CRBP Corporate Presentation June 1, 2024 Exhibit 99.2

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities, including timing or completion of trials and presentation of data and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identiﬁed by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our ﬁnancial performance and involve known and unknown risks, uncertainties, and other factors, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s ﬁlings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. All product names, logos, brands and company names are trademarks or registered trademarks of their respective owners. Their use does not imply affiliation or endorsement by these companies. Forward-Looking Statements

Investment Summary $120M Cash, cash equivalents and investments as of March 31, 2024 10.5M Common Shares Outstanding (11. 6M Fully-Diluted Shares)   Nectin-4 targeting ADC for treatment of solid tumors Oral CB1R inverse agonist to treat obesity TGFβ blocker Anti-⍺vβ8 integrin mAb for treatment of solid tumors CRB-913 CRB-601 CRB-701

Therapy Disease Indication Sponsor Pre-Clinical Phase 1 Phase 2 Phase 3 Milestones Next-Generation Nectin-4 targeting ADC CRB-701 Next-generation Nectin-4 targeting ADC Nectin-4 positive solid tumors CSPC (China) Cohort 6 Expanding Corbus (US + Europe) First Patient Dosed Anti-Integrin mAb CRB-601 Anti-⍺vβ8 mAb (TGFβ-targeting) ⍺vβ8 enriched solid tumors Corbus FPI Expected in Summer of 2024 Highly peripherally-restricted CB1R inverse agonist CRB-913 CB1R inverse agonist Obesity Corbus FPI Expected in Q1 2025 A Diversified Pipeline with Differentiated Clinical Risk Profiles

CRB-701 Next Generation Nectin-4 Targeting ADC

Padcev® Projected to Reach Up to ~$5B in Global Sales by 2028 Sources: 1. SGEN press release, October 2023, 2. Evaluate Pharma PADCEV® Global Projected Revenues in UC/Bladder2 $5B Latest Padcev® Q3 revenues 1 22nd October 2023 2 ® Groundbreaking EV-302 Trial Significantly Extends Overall Survival and Progression-Free Survival in Patients Treated with PADCEV® (enfortumab vedotin-ejfv) and KEYTRUDA® (pembrolizumab) in First-Line Advanced Bladder Cancer 22nd October 20231

Does Tolerability for Padcev® Impact Clinical Adoption? Source(s): PADCEV® Prescribing Information as of Apr 2023. Duration of Response~5 months 47% Rate of Serious Adverse Events (SAEs) 61% Dose Interruptions 34% Dose Reductions 17% Dose Discontinuations Revised: 4/2023 PADCEV® Prescribing Information EV-301: The safety of PADCEV was evaluated as a single agent in EV-301 in patients with locally advanced or metastatic urothelial cancer (n=296) who received at least one dose of PADCEV 1.25 mg/kg and who were previously treated with a PD-1 or PD-L1 inhibitor and a platinum-based chemotherapy ®

Padcev® is Associated with Skin Toxicities and Peripheral Neuropathy Source(s): 1. PADCEV® Prescribing Information Dec 2023. 2.. Rosenberg et al., 2020 Adverse Events (% of Patients) ® A Black Box Warning1 Greater than 25% of PADCEV® discontinuations are linked to peripheral neuropathy 2 PADCEV® + Keytruda® patients who experienced neuropathy:   13% complete resolution 87% patients had residual neuropathy (45% had Grade ≥2)1 PADCEV® monotherapy1 PADCEV® + Keytruda®1 All Grades ≥ Gr 3 All Grades ≥ Gr 3 Skin Reactions 58% 14% 70% 17% Peripheral Neuropathy 53% 5% 67% 7%

Is the 2nd Generation Seagen® Linker the Cause?

Similar dose limiting toxicities seen across divergent ADCs that share same constellation of ‘linker + payload’

Val-Cit linker + vedotin (MMAE) payload

ADC drug	TAA	Average DAR
Padcev® Enfortumab vedotin	Nectin-4	3.8
Adcetris® Brentuximab vedotin	CD30	4
Tivdak® Tisotumab vedotin	TF	4
Polivy® Polatuzumab vedotin	CD79B	3.5
Aidixi® Disitamab vedotin	HER2	4



Skin Rash
Peripheral Neuropathy
0% 10% 20% 30% 40% 50% 60% 70%
All grades
0% 10% 20% 30% 40% 50% 60% 70%
All grades

Padcev® Val-Cit linker + payload = mc-VC-PABC = Maleimidocaproyl-L-valine-L-citrulline-p-aminobenzyl alcohol p-nitrophenyl carbonate

Source(s): 1. Fu et al., Science. 2023 doi: 10.1016/j.isci.2023.107778. Padcev® Prescribing information, Adcetris® Prescribing Information, Tivdak® Pescribing Information, Polivy® Prescribing Information. Shi et al., 2022 https://doi.org/10.1080/10717544.2022.2069883 Aidix® www.adcreview.com/drugmap/disitamab-vedotin

9

6 months of therapy = ~ 54 hours of total clinic time / patient Real-world use, dose intensity, and adherence to Padcev® Padcev® Requires Frequent Dosing and Real-world Usage Differs from Label Source(s): 1. PADCEV® Prescribing Information as of Dec 2019, 2. Redacted from Tsingas et al., ASCO 2023  Monotherapy Padcev® Metric Results (N=416) EV use Number of cycles (median, IQR) 5 (2,8) EV dose intensity Treatments per patient month (mean [SD]) 2.6 [0.6] Dosing frequency; treatments per cycle (mean [SD]) 2.4 [0.5] Dose (mean, mg/kg [SD]) 1.1 [0.2] Change in average does (mg) from baseline (%) -9.6 [20.2] % EV treatment adherence Received on average > 2 treatments per cycle (%) 58.8 [34.4] % Cycle length = 28 days 1.25 mg/kg 1.25 mg/kg 1.25 mg/kg Dose holiday Day 1 Day 8 Day 15 Day 22 Day 28

Nectin-4 targeting ADC for treatment of solid tumors Extend ADC half-life  Reduce dosing frequency  Lower DAR + longer half-life  Dose higher than Padcev® Compliance Efficacy Toxicity Designing a Nectin-4 ADC Intended to Address Padcev® Unmet Needs

CRB-701: Next Generation Site-specific Nectin-4 Targeting ADC MMAE = Monomethyl auristatin E ADCC = antibody-dependent cellular cytotoxicity. CDC = complement dependent cytotoxicity DAR = Drug Antibody Ratio Source(s): Modified image from Corbus data on file; Corbus data on file

CRB-701: One Dose Every 21 Days Offers Advantages Over More Frequent Dosing Source(s): Corbus data on file; PADCEV® Prescribing Information as of Dec 2019 Padcev® CRB-701 Clinical Cycle Comparison Patient / Physician Convenience Combination Flexibility

ASCO 2024 Update: Phase 1 Dose Escalation Study (China)

KEY ELIGIBILITY

- Age ≥ 18 years
- Advanced urothelial carcinoma or Nectin-4 positive
- Advanced solid tumors
- ECOG 0-1
- Adequate organ function
- No uncontrolled diabetes
- No active CNS metastasis

ESCALATION DESIGN

Bayesian Optimal Interval (BOIN) design with accelerated titration at DL-1
IV Q3W over a 21-day cycle

0.2 mg/kg
0.6 mg/kg
1.2 mg/kg
1.8 mg/kg
2.7 mg/kg (expanding)
3.6 mg/kg (expanding)
4.5 mg/kg (escalating)

KEY ENDPOINTS

Safety/tolerability
Pharmacokinetics
Anti-tumor activity

NEXT STEPS

Continue escalation
PK expansion at 2.7 &3.6 mg/Kg
MTD or RP2D
Specific expansion

2024 ASCO ANNUAL MEETING
14
CORBUS PHARMACEUTICALS

ASCO 2024 Update: Demographics & Key Characteristics Characteristic Value Median age (range) 55 (35,76) Sex (M/F) 29.7%, 70.3% ECOG PS 0,1, missing 8.1%, 89.2%, 2.7% Weight in Kg mean (range) 59.01 (36.0, 84.9) Prior therapies median (range) 4.0 (0,10) Creatinine clearance <60μ mol/L 29.7% Visceral metastasis (Y/N/missing) 73%, 8.1%, 18.9% HbA1c <6.5% 97.3% Primary tumor type n=37 Urothelial 13 Cervical 15 TNBC/Breast 5 CRC 1 Esophageal 2 Not assigned 1 Corneal and conjunctival disease  53% (16 out of 30 reviewed) An additional 19 patients have been enrolled since January 2024 25 patients evaluable for efficacy assessment at data cut-end of April 2024

ASCO 2024 Update: Safety and Dose Modifications Dose Modifications n Discontinuations 0 Reductions 0 Interruptions 1 CRB-701 continues to be well tolerated with mainly grade 1 or 2 AEs Still no DLTs or Grade 4 or 5 AEs observed to date including in the 4.5 mg/Kg cohort No additional grade 3 treatment related SAEs since ASCO-GU data (Jan 2024) Summary of TEAEs ≥20% as of April 2024 cut-off date-37 patients evaluated

ASCO 2024 Update: TEAEs of Special Interest (<20% incidence) AE of special interest Grade Dose (n out of 37) Notes Skin rash 3 2.7 mg/Kg (n=1) Resolved after 8 days (no dose change) Skin rash 2 3.6mg/Kg (n=1) Resolved after 5 weeks (no dose change) Skin rash 1 3.6 mg/Kg (n=1) Resolved after 19 days (no dose change) Peripheral neuropathy 1 3.6 mg/Kg (n=1) Associated with underlying hypokalemia  Resolved after 10 days therapy with K+ therapy No dose reduction or discontinuation Cornea 3 2.7 mg/Kg (n=1) 3.6 mg/Kg (n=1) Ocular prophylaxis recently introduced starting at 4.5 mg/Kg 53% of sampled patients at baseline had corneal or conjunctival pathology and were recruited on trial (acceptable per Chinese protocol)

Favorable Emerging Safety Profile vs. Nectin-4 ADC Competitors 1  Rosenberg, et al., JCO, 2020 Apr 1; 38(10): 1041–1049, 2. NDA/BLA Multidisciplinary Review and Evaluation BLA 761137 PADCEV™ (enfortumab vedotin-ievx), 3. BicycleTx R&D day Dec. 2023, 4.   Mabwell Announces 9MW2821 Clinical Data and Latest Progress to be presented at 2024 ASCO Annual Meeting . 5 Clinical Update ASCO 2024 Jian Zhang et al Abst 3151. 6. Efficacy and safety of 9MW2821, an antibody-drug conjugate targeting Nectin-4, monotherapy in patients with recurrent or metastatic cervical cancer: A multicenter, open-label, phase I/II study. Yang et al SGO plenary Mar 2024. Limitation Padcev® BT8009 9MW-2821 CRB-701 Upper dose limit 1.25 mg/Kg1 5 mg/m3 1.25 mg/Kg4 No DLTs up to  4.5mg/Kg5 Schedule  D1, D8, D15 /28 days Q1W D1, D8, D15 /28 days Q3W ≥ Grade 3 AE rate 58% (n=179 of 310)2 49% (n=55/113)3 70%(n=28/40)6 16% (n=6/37)5 Peripheral neuropathy 49% (n=76/155)1  22% (n=25/113)3   22.5% (n=54/240)4 3% (n=1/37)5 Skin reactions 45%1 (n=70/155)1 10% (n=11/113)3 30% (n=72/240)4 8% (n=3/37)5 Neutropenia (Gr 3) 6.8% (21/379)2 5%% (n=6/113)3  27.9% (n=67/240)4 0%5 Dose reduction 30.3% (n=94/310)2 21% (n=7/34)3 Not released 0%5 Dose interruptions  46.8% (n=145/310)2 44% (n=15/34)3 Not released 2% (n=1/37)5

ASCO 2024 Update: Pharmacokinetics Continuing to indicate differentiation from PADCEV Delivering higher amounts of ADC at the higher doses explored  Consistently less free MMAE levels across all doses tested to-date 21 Day PK Comparison %ADC %Free MMAE Cmax AUC0-21d Cmax AUC0-21d Enfortumab vedotin (EV) 1.25 mg/Kg Q1Wx3 EV  Benchmark 100% 100% 100% 100% CRB-701 1.2 mg/Kg Q3W Matched ADC dose 78% 105% 33% 29% 2.7 mg/Kg Q3W Matched for MMAE dose (DAR) 190% 223% 67% 72% 3.6 mg/Kg Q3W 2.9-fold EV ADC dose 245% 333% 61% 75% 4.5 mg/Kg Q3W 3.6-fold EV ADC dose 287% 440% 62% 64%

ASCO 2024 Update: Phase 1 Dose Escalation Disease Responses Two of seven PRs are unconfirmed 2 previous unconfirmed PRs at ASCO GU-2024 now confirmed

ASCO 2024 Update: Disease Response-mUC & Cervical ≥ 1.2 mg/kg ORR: 43% (3 of 7 PRs)  DCR: 86% ORR: 44% (4 of 9 PRs) DCR: 78% % Change by RECIST criteria

ASCO 2024 Update: Swimmer Plots

ASCO 2024 Update: Phase 1 Summary Data Objective Response Rate in mUC at doses ≥ 1.2 mg/KG 44%:  4 out of 9 patients with PRs (1 unconfirmed, DCR-78%) Objective Response Rate in Cervical at doses≥ 1.2mg/KG 43%:   3 out of 7 patients with PRs(1 unconfirmed, DCR-86%) Dose for first observed SD 0.2 mg/Kg Dose for first observed PR 1.2 mg/Kg Longest observed response duration to-date 24 weeks for longest Partial Response=8 cycles 51 weeks for longest Stable Disease=17 cycles Participants still on CRB-701 21/37 (57%) First two expansion doses chosen 2.7 and 3.6 mg/Kg (cohorts 5 and 6)

CRB-701: A Differentiated Clinical Development Approach to Competitors Proprietary insights are driving indication selection for CRB-701 New reality of Padcev® + Keytruda® 1L therapy Under-served niche mUC populations remain and are attractive targets Emerging clinical data from current dose escalation is informative Focus on unexplored Nectin-4 solid tumors Non-UC Nectin-4 solid tumors mUC

CRB-701-01 Study Design (Corbus) Dose escalation (Dosing underway) Project Optimus (dose optimization) Dose expansion at RP2D Randomized to 2 doses of CRB-701 monotherapy Randomized to 2 doses of CRB-701 +CPI 1.8 mg/Kg 2.7 mg/Kg 3.6 mg/Kg 4.5 mg/Kg Bladder cancer niche population(s) Non-UC tumors: A B C Basket of nectin-4 positive tumors

Validation of Nectin-4 as a Tumor Associated Antigen beyond mUC References: 1. https://ascopubs.org/doi/abs/10.1200/JCO.2023.41.16_suppl.6017 2. Efficacy and safety of 9MW2821, an antibody-drug conjugate targeting Nectin-4, monotherapy in patients with recurrent or metastatic cervical cancer: A multicenter, open-label, phase I/II study. SGO 2024 –source  www.mabwell.com 3. NDA/BLA Multi-disciplinary review and Evaluation – BLA 761137 Parameter Patients (N=46) Patients (N=37) Confirmed ORR 11 (23.9%) 15 (40.5%) CR 1 (2.2%) 1 (2.7%) PR 10 (21.7%) 14 (37.9%) DCR 26 (55%) 33 (89.2%) PFS 3.94 months Too early Neutropenia (Grade 3+4) 4.3% 40% Skin Rash All grades: 45.7% Grade 3+4: 17.5% All grade 3+4 AEs Not disclosed 70% Elevated Nectin-4 expression: urothelial, breast, ovarian, cervical, colorectal, rectal, esophageal, gastric, lung, thyroid, prostate, cholangiocarcinoma, pancreatic cancer, testicular cancer <- Other highly expressing tumors -> UC H&NSCC (1) Cervical (2) March 2024 EV monotherapy 2019 FDA review (3) Patients (N=310) 1.25mg/kg Skin rash (grade 3+4) 10% Any Grade 3-4 TEAE 58% June 2023

ASCO-2024 Expected Q4-2024 Expected Q1-2025 Expected Milestones Q1-2024 First patient dosed in U.S. dose escalation study Clinical data update on China dose escalation study Complete U.S. dose escalation study Present U.S. dose escalation data

CRB-701: Summary Emerging clinical safety appears differentiated to PADCEV Clinical activity seen in mUC and cervical cancer patients 3rd generation ADC with improved linker stability, reduces MMAE in circulation

CRB-913 Oral cannabinoid Type-1 inverse agonist for superior incretin therapy in obesity

The obesity landscape is evolving to address these issues Degree of weight loss  Quality of weight loss Muscle loss Accessibility Injectables  Oral small molecules Tolerability Single MOA  Multiple orthogonal MOAs

The Return of a Clinically-Validated Obesity Drug Class CB1 Inverse Agonism

Source(s): Targeting the endocannabinoid system in diabesity: Fact or fiction?, Drug Discovery Today, Deeba et al. Mar 2021. CB1 is a Well Understood Receptor in Metabolism >9K papers in PubMed on CB1 and metabolism

The CB1 MOA is Clinically Validated in Obesity: Data From 1st Gen Drugs Source(s): 1. Effects of rimonabant on metabolic risk factors in overweight patients with dyslipidemia, Després et al, NEJM, Nov 2005. RIO-Lipids Phase 3 study Placebo (n=342); 5 mg rimonabant (n=345); 20 mg rimonabant (n=346) Rimonabant1 -9.0% -4.4% -2.4% % weight loss

Body composition was measured with body DEXA in a subset of patients in RIO Lipids. Decreases in the rimonabant 20 mg group relative to placebo were observed in the total body mass (p<0.001), the total body fat mass (p=0.001) and the fat mass/total body mass ratio (p=0.007). There was no statistically significant difference between the 20 mg and the placebo groups in lean mass loss between groups. Total body mass Total fat mass Fat mass/body mass Lean mass Rimonabant vs. placebo Unchanged Phase 3 RIO study DEXA-scanned subgroup (n=146) Rimonabant Weight Loss was Not Associated With Reduction of Lean Mass in Obese Patients Rimonabant NDA (page 21)

Muscle-cb1 KO Leads to Increase In Muscle Mass in Obese Mice (Gonzalez-Mariscal et al, 2019) Key finding: Muscle-CB1 KO mice… Increase in muscle mass and strength Increase in biomarkers of muscle growth Increase in mitochondrial metabolism Increase in energy expenditure Increase in calorie consumption w/o weight gain Increase in fat metabolism Enhanced insulin sensitivity in muscle tissue Reduction in body fat content Reduction in sleep

INV-202 CRB-913 Next Generation CB1 Inverse Agonists are Peripherally Restricted Rimonabant Otenabant Ibipinabant Taranabant Source(s): Cinar et al 2020 First generation (2000-2007) Next generation (2020 onwards) Designed to target the brain with high BBB penetration  FDA rejection due to safety concerns (2007) Designed to be peripherally restricted with minimal BBB penetration  avoid safety issues

Novo Nordisk Acquisition of Inversago Marks Return of CB1 as an MOA in Obesity



Phase 1b population
Weight variation (kg)
0
Placebo
INV-202

1. Single-dose INV-202 (25mg QD)
2. N = 37
3. Adults with metabolic syndrome
4. Weight loss in 28 days: -3.50 kg (INV-202) vs +0.55Kg (placebo)
5. INV-202 (Inversago) a.k.a Monlunabant (Novo) a.k.a MRI-1891(NIH)

novo nordisk®

Novo acquires Inversago for up to $1 billion, spotlighting troubled weight loss approach

Aug. 10, 2023

STAT+

37

Source(s): Inversago corporate presentation and Despres *et al* 2023

CORBUS PHARMACEUTICALS

Source: TD Cowen Research Report, May 8, 2024 by Michael Nedelcovych “Novo has modeled the weight loss achieved in Phase I and expects to see 16-19% weight loss with single agent Monlunabant at a mature time point (Phase Il obesity results anticipated in H2).” Monulabant (INV-202) Data Predicted for H2 2024

How can a CB1 Inverse Agonist Achieve 16-19% Weight Loss? Source(s): Inversago corporate presentation Monlunabant phase 2 study: ClinicalTrials.gov ID: NCT05891834 Standard obesity endpoints + DEXA scan Standard inclusion and exclusion criteria Monlunabant daily dosing for 16 weeks:50 mg tablet=2.5X Rimonabant dose Placebo 5 mg 20 mg ? RIO-Lipids Phase 3 study Placebo (n=342); 5 mg rimonabant (n=345); 20 mg rimonabant (n=346) Rimonabant1 Placebo 10 mg 20 mg 50 mg Projected efficacy?

Nov. 2023 CRB-913: Oral CB1 Inverse Agonist for Combination Therapy with Incretins

Design Goals CRB-913: Designed to be a Best-in-class Next Generation CB1 Inverse Agonist Best-in-class peripheral restriction Protect lean mass (muscle) Retain 1st gen efficacy Enhance efficacy of incretin analogs

CRB-913 is the Outcome of a Multi-year Medicinal Chemistry Campaign



Cl
N
N
N
H
N
S
O
O
Cl

Ibipinabant (2004-2008)



Cl
N
N
H_2N
O
N
H
N
S
O
O
Cl

JD-5037 (2012-2018) / CRB-4001 (2018-2021)

CRB-913

Ibipinabant	JD-5037 / CRB-4001	CRB-913
Completed Phase IIb (Solvay/BMS) Small, lipid soluble molecule High BBB penetration Oral Same backbone as Inversago compounds (MRI/INV family)	CRB-4001 (JD5037) licensed from Jenrin in 2018 Extensive pre-IND studies carried out PK didn't support TPP Oral	New IP published – patent coverage through 2043 PK profile optimized for TPP Favorable multi-species bioavailability (>50%) Lower mfg. cost vs. incretins Oral

42
CORBUS PHARMACEUTICALS

Source(s): Morningstar et al 2023 CRB-913: Marked ↓ Brain and ↑ Peripheral Exposure Vs. Rimonabant in Both Lean and Obese Mice 10 mg/Kg Co-administration with incretin analog does not affect brain penetration for CRB-913

Source(s): *Morningstar et al 2023 and **Liu et al 2021 Brain concentration (ng/g) single acute dose CRB-913 (lean mice) Monlunabant (lean mice) Rimonabant (lean mice) 10 mg/Kg 26* 319** 561* 1:12 1:21 CRB-913: Higher Degree of Peripheral Restriction than Monlunabant or Rimonabant

Source(s): Morningstar et al 2023 CRB-913: Similar Weight Loss vs. Rimonabant at Same Daily Doses in DIO Mice

21-fold DIO mouse model (day 28) DIO mouse model with C57BL6/N mice (n=10) fed a continuous high fat diet for 22 weeks prior and during 28 days of treatment Brain collected 1 h post final dose (Cmax) Source(s): Company data on file. CRB-913: Similar Weight Loss Despite Markedly Lower Brain Concentrations vs. Rimonabant

weight (g) Body Fat Lean Mass CRB-913 Demonstrates Significant Reduction in Body Fat Content but Not Lean Mass DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior Body fat by MRI determined on Day 20 Source(s): Morningstar et al 2023

CRB-913: Enhanced Combo Effect with Semaglutide Or Tirzepatide Source(s): Company data on file. DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior and during 18 days of treatment (Similar effect also seen when CRB-913 was combined with liraglutide) Body weight change (%) at day 18 All cohorts P < 0.001 compared with vehicle 5.2

Food Consumption CRB-913, semaglutide and tirzepatide each results in food intake reductions Significant further reductions in food consumption when CRB-913 is combined with semaglutide or tirzepatide (p=0.001) All cohorts P < 0.001 compared with vehicle DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior CRB-913 Reduces Food Consumption Alone or in Combination with Semaglutide or Tirzepatide

CRB-913 Reverses Leptinemia Alone and in Combination with Semaglutide or Tirzepatide Source(s): 1 Leptin and the maintenance of elevated body weight, Pan and Myers, Nature Reviews, Jan 2018. Company data on file. The Role of Leptin The hormone leptin regulates food intake Normally, leptin signals satiety (feeling “full”) In obesity, resistance to leptin develops and hunger persists despite high leptin levels (“leptinemia”) A reduction in leptin levels is believed to be important for weight loss1 DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior Leptin measured at Day 28 of treatment All cohorts P < 0.001 compared with vehicle vehicle CRB-913 (2.5 mg/kg) semaglutide (10 nmol/kg) CRB-913 (2.5 mg/kg) + semaglutide (10 nmol/kg) tirzepatide (5 nmol/kg) CRB-913 (2.5 mg/kg) + tirzepatide (5 nmol/kg) Liver fat CRB-913 Reduces Liver Fat Alone and in Combination with Semaglutide or Tirzepatide *liver oil red stain Source(s): Company data on file.

CRB-913: Clinical Development Pathway Q4 2024 H1 2025 H2 ‘25 – H1 ‘26 H2 ‘26 – H1 ‘27 SAD  MAD IND Monotherapy 28 days (3 doses)  Co-admin with incretin analog

CRB-913: Potential Clinical Usage Incretin analog therapy for insensitive/intolerant/high-risk patients Combination with oral incretin agonists  potentially enhances efficacy OR improve tolerability “Induction/maintenance” model: goal to potentially maintain weight loss post incretin analog therapy Implications of a 2nd gen CB1 inverse agonist that could deliver 16%-19% weight loss Potential equivalent weight loss to semaglutide or even tirzepatide Monotherapy Once-a-day pill No need for titration

Expected Milestones Produce drug for toxicology and clinical studies Q2-2024 Complete toxicology and IND enabling studies Q4-2024 FPI SAD/MAD Q1-2025

Leadership Upcoming Catalysts Financials

Management Team Sean Moran, CPA, MBA Chief Financial Ofﬁcer Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies. Christina Bertsch Head of Human Resources Accomplished senior human resource executive with extensive experience in human resources and recruiting. Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Dominic Smethurst, PhD Chief Medical Officer, MA MRCP  Dr. Smethurst, MA MRCP, joined Corbus as our Chief Medical Officer in February 2024. He most recently served as CMO of Bicycle Therapeutics.

Board of Directors Amb. Alan Holmer Ret. Chairman of the Board More than two decades of public service in Washington, D.C. including Special Envoy to China; Former CEO of PhRMA. Avery W. (Chip) Catlin Director More than 25 years of senior ﬁnancial leadership experience in life science companies; Former CFO and Secretary of Celldex Therapeutics. Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Anne Altmeyer, PhD, MBA, MPH Director 20 years of experience advancing oncology R&D programs and leading impactful corporate development transactions; currently President & CEO of TigaTx. Yong (Ben) Ben, MD, MBA Director 25 years of oncology R&D experience across industry and academia. Held two industry CMO positions, most recently at BeiGene (BGNE). Rachelle Jacques Director More than 25-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-proﬁle product launches in rare diseases; Former CEO of Akari Therapeutics. (NASDAQ: AKTX) John K. Jenkins, MD Director Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND. Pete Salzmann, MD, MBA Director 20 years of industry experience and currently serves as Chief Executive Ofﬁcer of Immunovant (NASDAQ: IMVT), a biopharmaceutical company focused on developing therapies for patients with autoimmune diseases.

Expected Corporate Milestones First patient dosed: Summer 2024 First patient dosed: early 2025 Complete U.S. dose escalation study: Q4 2024 Present U.S. dose escalation data: Q1-2025 CRB - 701 CRB-913 CRB-601

Investment Summary $120M Cash, cash equivalents and investments as of March 31, 2024 and 10.5M Common Shares Outstanding (11.6M Fully-Diluted Shares)   Nectin-4 targeting ADC for treatment of solid tumors Oral CB1R inverse agonist to treat obesity TGFβ blocker Anti-⍺vβ8 integrin mAb for treatment of solid tumors CRB-913 CRB-601 CRB-701

Connecting Innovation to Purpose NASDAQ: CRBP Corporate Presentation

Appendix

CRB-601 Potential “best-in-class” ⍺vβ8 mAb

CRB-601 has the Potential to Enhance Checkpoint Inhibition Focus on adopting a precision-targeted approach Novel mechanism to target TGFb in the tumor microenvironment Large opportunity potential if POC is validated

TGFβ predicts poor clinical outcomes in a subset of cancer patients 0 25 20 15 10 5 0.0 0.2 0.4 0.6 0.8 1.0 N = 8,461 cancers, multiple cell types Time (years) Overall survival, % Immunogenomic subtypes in cancer Source(s): Thorsson, et al. The Immune Landscape of Cancer, Immunity. 2018; 48:817 C1 C2 C3 C4 C5 C6 WOUND HEALING INF-γ DOMINANT INFLAMMATORY LYMPHOCYTE DEPLETED IMMUNOLOGICALLY QUIET TGFβ DOMINANT TGFβ predominance gene signature Gene expression, immune cell quantification & network mapping 33 different cancer types / 8,000+ tumors

Targeting the Integrin ⍺Vβ8 Represents a Novel Approach to Regulating TGFβ Source(s): Huang et al., 2021. Recent progress in TGFβ inhibitors for cancer therapy.

CRB-601 is Targeting Latent -TGFβ by Blocking the Integrin avb8 The integrin avb8 is expressed in the tumor microenvironment (TME) Latent-TGFb is also expressed in the TME CRB-601 is a blocking antibody preventing the interaction of these two proteins

mAbs targeting TGFβ Activation are Advancing clinically

	CRB-601	PF-06940434	SRK-181	ABBV-151	RG6440
MOA	αvβ8	αvβ8	L-TGFβ	GARP (TGFβ1)	L-TGFβ
Clinical Stage	IND Cleared Jan 24	Phase 1/2	Phase 1	Phase 2	Phase 1
Indications	Solid Tumors	Solid Tumors	Solid Tumors	HCC	Solid Tumors
Type	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody	Monoclonal Antibody
ROA	IV	IV	IV	IV	IV

Source(s): Company websites. Clinicaltrials.gov. Internal analysis.

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CRB-601 Enhances Anti-PD-1 Therapy in Checkpoint Inhibition Sensitive and Resistant Murine Tumor Models CRB-601: 10 mg/kg BIW Anti-PD-1: 10 mg/kg BIW 10 animals / group Animals randomized at 50-80 mm3 Comparisons across arms *p<0.05, ***p<0.001, ****p<0.0001 % TGI  MC38  EMT6 4T1 Anti-PD-1 54 -8 6 CRB-601 46 37 10 Combo 89 65 41 Resistant Checkpoint blockade sensitivity Sensitive MC38 (Inflamed Tumor) EMT6 (Excluded Tumor) 4T1 (Desert Tumor) *** **** **** *** * *** *** *** * Source(s): Corbus data on file

Blockade of αvβ8 in Combination with anti-PD-1 Increased TIL Populations in Immune Excluded EMT6 Tumors


EMT6 orthotopic implantation
Treatment
PD readouts
Days -14
10
0
3
6
CRB-601, 30 mg/kg, IP
Anti-PD-1, 10 mg/kg, IP

Tumor volume = 200 mm^3 (when treatment initiated)


Tumor Size
Tumor Volume (mm3)
2000
1500
1000
500
0
***
*
****
**
Isotype
Anti-PD-1
CRB-601
Combined


CD4 T Cells
CD4 T Cells (x106/g Tumor)
CD8 T Cells
CD8 T Cells (x106/g Tumor)
NK Cells
NK Cells (x106/g Tumor)
Ki67+CD4 T Cells
MFI of Ki67 in CD4+ Events
Ki67+CD8 T Cells
MFI of Ki67 in CD8+ Events
M1/M2 Ratio
M1/M2 Ratio
Isotype
Anti-PD-1
CRB-601
Combined

*p<0.05; **p<0.01; ***p<0.001; ****p<0.0001

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Source(s): Corbus data on file

CORBUS PHARMACEUTICALS

CRB-601 Reshapes The Landscape Of Effector T and NK Cells in MC38 Tumors Source(s): Corbus data on file

Applying a Proprietary Algorithm To Define The Clinical Focus for CRB-601 A multi-parametric, immune-focused algorithm has refined indications for CRB-601 The combination of immune features and gene expression profiles have identified 9 indications for clinical priority High Low Quartiles Source(s): Corbus proprietary analysis Clustered Tumor Types

Patient Selection Strategies Will Enhance the Probability of Success Source(s): Corbus proprietary analysis: Log2 fold change of Nectin-4 expression as a ratio to normal tissue Controls Ovarian Melanoma Breast Colon Prioritization of indications with differential gene expression vs. normal tissues will emphasize focus on the tumor potential of ⍺vβ8 Development of a NEW patient enrichment biomarker will assist in enriching for responses and addressing the right immune resistant patient population with CRB-601 Tumor Types (redacted)

Expected Milestones IND cleared January 2024 First patient dosed Summer 2024 Dose escalation and confirmation 2nd Half of 2024